UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2017 (December 12, 2017)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2017, the board of directors of Community Health System, Inc. (the “Company”) elected Michael Dinkins and K. Ranga Krishnan, MBBS, to the Company’s board of directors. Their respective terms will expire at the 2018 Annual Meeting of Stockholders. Prior to such elections, the Company’s board of directors increased the number of directors of the Company from eight to ten.

Pursuant to a final order of settlement by the United States District Court for the Middle District of Tennessee in the derivative action In re Community Health Systems, Inc. Shareholder Derivative Litigation, entered on January 17, 2017, the Company sought the names of prospective candidates for the board of directors from its stockholders (excluding employees of the Company) who have continuously held at least one percent (1%) of the Company’s outstanding common stock for a period of at least one (1) year. Mr. Dinkins and Dr. Krishnan were identified in this process and, following an appropriate review, have been elected to the board of directors.

Mr. Dinkins and Dr. Krishnan will receive compensation as non-employee directors in accordance with the Company’s non-employee director compensation program described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 6, 2017. There is no arrangement or understanding between Mr. Dinkins or Dr. Krishnan and any other person pursuant to which either Mr. Dinkins or Dr. Krishnan was selected as a director, and the Company has no related party transactions with either Mr. Dinkins or Dr. Krishnan or any of their related persons that would require disclosure under Item 404(a) of Regulation S-K.

In conjunction with the election of Mr. Dinkins and Dr. Krishnan to the board of directors, the board of directors has reorganized the composition of the board committees as follows:

Audit and Compliance Committee

John A. Clerico

Michael Dinkins

James S. Ely (chair)

H. James Williams, PhD.

Compensation Committee

John A. Clerico (chair)

John A. Fry

Julia B. North

Governance and Nominating Committee

John A. Fry

William Norris Jennings, M.D.

K. Ranga Krishnan, MBBS

Julia B. North (chair)

On December 13, 2017, the Company issued a press release announcing the election of Mr. Dinkins and Dr. Krishnan to its board of directors. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

99.1 Community Health Systems, Inc. Press Release, dated December 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2017	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith Chairman of the Board and Chief Executive Officer (principal executive officer)